Corporate Overview 3Q 2021 Exhibit 99.1

Acumen Safe Harbor Statement NOTES REGARDING THIS PRESENTATION This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results, our development plans, our intellectual property and other future conditions. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. These risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission, including in the section entitled “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on August 16, 2021 and subsequent reports that we file with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we undertake no duty to update any forward-looking statements contained in this release as a result of new information, future events, changes in expectations or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Acumen: Advancing a Potential Best-In-Class Antibody for Early Alzheimer’s disease (Early AD) AD Represents an Enormous Market Driven by High Unmet Need and Recent Scientific and Regulatory Momentum Growing Scientific Consensus Supports Amyloid-Beta Oligomers (AβOs) as the Most Neurotoxic Form of Aβ and a Novel Target for Effective AD Treatment ACU193: First, Clinical-Stage monoclonal antibody (mAb) to Selectively Target AβOs and has Promising Pre-Clinical Evidence supporting its Differentiation Experienced Team of Industry Leaders with AD Drug Discovery, Development, and Regulatory Expertise from Eli Lilly & Co. Phase 1 Clinical Trial Initiated in 2Q 2021 with Proof of Mechanism / Biomarker Data by YE 2022 Series B Crossover Round with High Quality Investor Syndicate July 2021 $184M IPO WITH HIGH QUALITY INVESTOR SYNDICATE

Experienced in AD drug development ACUMEN LEADERSHIP TEAM DANIEL O'CONNELL President & CEO JANICE HITCHCOCK, PHD VP Regulatory Affairs RUSSELL BARTON Chief Operating Officer JASNA JERECIC, PHD Analytical Methods Leader, Research Scientist ERIC SIEMERS, MD Chief Medical Officer ROBERT DEAN, MD, PHD Sr. Development Advisor JAMES SENETAR, MS, PHARM.D., PMP Sr. Clinical Operations Manager MATT ZUGA Chief Financial Officer & Chief Business Officer GEORGE VAUGHN, CPA VP, Finance and Accounting Vaughn & Assoc. Over a decade of experience working towards a shared goal.

Aduhelm Approved under Accelerated Approval Pathway First disease-modifying drug approved for Alzheimer’s Approved under accelerated approval based on reduction in amyloid beta plaques1 ____________________ 1https://www.accessdata.fda.gov/drugsatfda_docs/label/2021/761178s000lbl.pdf Aduhelm approval ushers in new era and regulatory environment for AD drug development Acumen will evaluate biomarkers to support future regulatory submissions

The only approved antibody for AD preferentially targets amyloid plaques with only limited effects on oligomeric forms of Aβ. Acumen’s drug candidate ACU193 targets AbOs. Growing Interest in the Anti-AβO Hypothesis Growing understanding of disease mechanisms indicate that AβOs are the most toxic Aβ species and have the potential to be an ideal target for effective AD therapy ____________________ Sources: Adopted From: Selkoe, Hardy EMBO Molecular Medicine, 2016. AβOs bind to neurons, impair synaptic function, contribute to impairment of memory and cognition, and induce tau phosphorylation Inflammatory responses microglial and astrocytic activation Aβ oligomers Aβ monomers Amyloid plaque Aβ fibrils

ACU193 Positioning Relative to Late-stage and Approved Anti-Aβ/plaque mAbs


Lilly
solanezumab
IgG1, Ph3 stop, A4, DIAN
Pfizer Janssen
bapineuzumab*
IgG1, Ph3, stop
Genentech
crenezumab
IgG4, Ph3 stop, API
Aβ monomers
Amyloid plaque
Aβ oligomers
Aβ fibrils
donanemab*
IgG1, Ph2 positive
Lilly
gantenerumab*
IgG1, Ph3
Roche
Aduhelm/aducanumab*
IgG1, Approved 7-Jun-21
Biogen
lecanemab/BAN2401
IgG1, Ph3
Eisai
ACU193
IgG2m4, Ph1a/b
ACUMEN

ACU193's High Selectivity for AβOs Combined with an Expected Lack of ARIA-related Safety Concerns Is Anticipated to Provide Superior Cognitive Efficacy Compared to Peers

* IgG1 monoclonal antibodies that bind amyloid plaque are associated with high rates of ARIA-E

7 CONFIDENTIAL & PROPRIETARY
ACUMEN

Upcoming Milestones: ACU193 Development Plan Expected to Demonstrate Proof of Mechanism by YE 2022

2021	2022	2023
✓ Open IND ✓ Initiate Ph1a/b trial	YE 2022: Report Ph1a/b Proof of Mechanism - Safety / ARIA - PK - Target Engagement - Biomarkers	1H 2023: FDA Interaction Initiate Ph2/3 trial

ACU193 Phase 1 Proof of Mechanism results are expected to inform dose selection and regulatory strategy for the Phase 2/3 trial

8 CONFIDENTIAL & PROPRIETARY

ACUMEN

AD Drug Development: Amyloid Hypothesis CONFIDENTIAL & PROPRIETARY

AD is One of the World’s Largest Unmet Medical Needs AD is a progressive, uniformly fatal neurodegenerative disorder and is the most common form of dementia Memory loss is the key symptom of AD In advanced stages of the disease, complications from severe loss of brain function — such as dehydration, malnutrition or infection — result in death AD is the sixth leading cause of death in the US Treatment options include cholinesterase inhibitors and an NMDA receptor antagonist, aimed to reduce symptomatic burden, which have modest benefit along with supportive care Aduhelm (aducanumab) was approved through accelerated access pathway based on a surrogate endpoint AD affects >6M people in the United States and >32M people worldwide Patients suffering in the later stages of AD require nearly full-time care, resulting in a significant societal and economic burden, with direct healthcare costs estimated to be $355 billion annually in 2021 DISEASE OVERVIEW DISEASE BURDEN UNMET NEEDS

Emerging data indicate that amyloid β oligomers are the most toxic species and should be preferentially targeted for removal Aβ fibrils Alzheimer’s Pathophysiology Previous and current anti-amyloid and related drug targets have attempted to intervene BACE inhibitors Build-up of amyloid-beta (Ab) is believed to lead to neurodegeneration and dementia Anti-amyloid plaque mAb Tau destabilization Symptomatic and neuroprotective treatments Amyloid β (Aβ) Amyloid plaque Aβ monomers Aβ oligomers g secretase Inhibitors Anti-monomer Ab mAb Anti-Ab oligomer mAb Tau directed treatments

Recent anti-amyloid mAb results (anti-Ab/plaque) establish biological foothold for treating disease

EFFICACY: Reduced cognitive decline ~11% - 47% at ~18 months

TARGET ENGAGEMENT: Positive effects on imaging and fluid biomarkers

SAFETY: ARIA-E rates ~10% to ~35%, and higher in genetically predisposed APOE4+ for plaque targeting mAbs



The Continuum of Alzheimer's Disease
Cognitive function
Years
Aging
Preclinical
MCI
Aducanumab, BAN2401, donanemab show a slowing of disease progression in patients with MCI or mild dementia due to AD
Mild Dementia
Moderate dementia
Severe dementia

Potential for current generation anti-Aβ/plaque mAbs to serve as 'first-in-class' drugs providing foothold for treating patients that can be built upon and/or improved

Abbreviations: ARIA-E - Amyloid Related Imaging Abnormalities – Edema; BACE - Beta Amyloid Cleavage Enzyme

Anti-Aβ/plaque mAbs, as a class, appear to have positive signal in early AD and leave significant room for improvement

12 CONFIDENTIAL & PROPRIETARY
ACUMEN

Positive Signals and Proof of Concept from Recent Phase 2-3 AD Anti-Amyloid mAb Studies

Percent Slowing of Cognitive/Functional Decline*

Measured Outcome**	solanezumab EXPEDITION 3 (Phase 3)	aducanumab EMERGE (Phase 3)	aducanumab ENGAGE (Phase 3)	lecanemab BAN2401 (Phase 2)	donanemab (Phase 2)
ADAS-cog	-11%	-27%	-12%	-47%	-39%
ADCS-ADL	-15%	-40%	-18%	N.A.	-23%
CDR-SB	-15%	-23%	2%	-26%	-23%
MMSE	-13%	-15%	3%	N.A.	-21%
iADRS	-11%	N.A.	N.A.	N.A.	-32%

* Percent Slowing = P[1- [(endpoint score-baseline score)active/(endpoint score-baseline score)placebo]]*100%*(-1)

** ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale
ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living
CDR-SB: Clinical Dementia Rating – Sum of Boxes
MMSE: Mini-Mental State Examination
iADRS: Integrated Alzheimer's Disease Rating Scale

Note: ENGAGE Post-Protocol Version 4 – at least 14 doses of 10 mg/kg, High Dose cohort achieved 27% improvement on CDR-SB compared to placebo

"We're looking for a biological foothold against Alzheimer's that we can build on. And so, these effects are small, but I think they are meaningful, and I hope they're the beginning of a process that we can add to." *- **Stephen Salloway, MD** of Brown University*+

+Source: Wall Street Journal, Biogen Details Case for Controversial Alzheimer's Drug, published December 5, 2019

13 CONFIDENTIAL & PROPRIETARY

ACUMEN

TARGETING AB MONOMERS TARGETING AMYLOID PLAQUES solanezumab EXPEDITION 3 (Phase 3) aducanumab EMERGE (Phase 3) aducanumab ENGAGE (Phase 3) lecanemab BAN2401 (Phase 2) donanemab (Phase 2) PC Treated PC Low High PC Low High PC High PC Treated ARIA-E 0.2% 0.1% 2.2% 26.1% 34.4% 3.0% 25.6% 35.7% 0.8% 9.9% 0.8% 27.5% ApoE carriers 1.9% 29.8% 42.5% 2.4% 28.7% 41.8% 1.2% 14.6% 3.6% 44.0% ApoE non-carriers 2.9% 18.1% 17.9% 4.3% 17.5% 27.7% 0.0% 8.0% Any ARIA E or H 10.3% 32.8% 41.2% 9.8% 30.7% 40.3% N.A. 8.0% 38.9% TARGETING AB MONOMERS TARGETING AMYLOID PLAQUES solanezumab EXPEDITION 3 (Phase 3) aducanumab EMERGE (Phase 3) aducanumab ENGAGE (Phase 3) lecanemab BAN2401 (Phase 2) donanemab (Phase 2) PC Treated PC Low High PC Low High PC High PC Treated ARIA-E 0.2% 0.1% 2.2% 26.1% 34.4% 3.0% 25.6% 35.7% 0.8% 9.9% 0.8% 27.5% 1.9% 29.8% 42.5% 2.4% 28.7% 41.8% 1.2% 14.6% 3.6% 44.0% 2.9% 18.1% 17.9% 4.3% 17.5% 27.7% 0.0% 8.0% Any ARIA E or H 10.3% 32.8% 41.2% 9.8% 30.7% 40.3% N.A. 8.0% 38.9% Anti-plaque mAbs demonstrate dose-related ARIAs that will limit use * PC = Placebo, Low = Low Dose; High = High Dose Shows the absence of ARIA after treatment with antibodies targeting Aβ monomers (solanezumab) in comparison to the increasing presence of ARIA after treatment at increasing dose levels with antibodies targeting amyloid plaques (aducanumab, BAN2401, and donanemab), indicate that ARIA results from the removal of amyloid plaques around blood vessels and likely does not result, from treatment with antibodies that target other species of Aβ, i.e. Aβ monomers and AβOs. Percent of ARIA Events for Anti-Aβ/plaque mAbs* ARIA-E represents a dose limiting adverse effect for mAbs with plaque binding. Antibodies that avoid ARIAs should be safer and more feasible to administer and possibly at higher doses.

ACU193's High Selectivity for AβOs, Combined with its Expected Lack of ARIA-related Safety Concerns, Is Anticipated to Provide Superior Efficacy Compared to Peers

		TARGET SELECTIVITY+				SAFETY PROFILE
Company	Asset	Amyloid plaque	Aβ fibrils	Aβ monomers	Aβ oligomers	Lack of ARIA
ACUMEN	ACU193	✗	untested	✗	✓	✓
Biogen	Aduhelm aducanumab	✓	✓	✗	✓	✗
Eisai	lecanemab BAN2401	✓	✓	✗	✓	✗
Roche	gantenerumab	✓	✓	✗	✓	✗
Lilly	donanemab	✓	untested	✗	✗	✗
Lilly	solanezumab*	✗	✗	✓	✗	✓
Genentech	crenezumab*	✓	✓	✓	✓	✓
Pfizer, Janssen	bapineuzumab*	✓	✓	✓	✓	✗

*Phase 3 discontinued for primary AD indication

+ There have been no head-to-head trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.

15 CONFIDENTIAL & PROPRIETARY ACUMEN

ACU193: Our differentiated approach CONFIDENTIAL & PROPRIETARY

Target Product Profile: ACU193 Best-in-Class, 1st line, anti-AβO, Disease-modifying Immunotherapy for Early AD

DRUG: ACU193 is a humanized, affinity-matured, mAb with high selectivity for toxic **AβOs vs. Aβ monomers (>500x)** and amyloid plaques.

ACU193 is an IgG2m4 subclass mAb which lacks inflammatory effector functions of other IgG subclasses.


Aβ oligomers
ACU193

POPULATION: Early AD - Mild Cognitive Impairment and Mild Dementia due to AD (amyloid positive by PET)

DOSING: IV infusion every 4 weeks

DURATION: Chronic therapy for duration of Early AD



VALUE PROPOSITION: **Selectivity for toxic AβOs is expected to provide superior cognitive efficacy** and **improved safety and tolerability** relative to non-selective anti-Aβ/plaque mAbs

- Slow decline of memory and cognition in Early AD
- Decrease AβOs induced synaptic and neuronal network toxicity
- Slow disease progression and downstream effects on tau, neurodegeneration, and neuro-inflammation
- Low rate of ARIA expected
- **Effective as stand-alone therapy or potentially in combination with other symptomatic, anti-inflammatory, and/or tau directed therapies**

17 CONFIDENTIAL & PROPRIETARY
ACUMEN

ACU193: Extensive Data Package Supporting Development

SELECTIVITY	• Nanomolar affinity for AβOs, >500-fold greater selectivity for AβOs over Aβ monomer, with limited or no discernable binding to vascular amyloid or dense core amyloid plaques • Binds broad range of endogenous AβOs present in transgenic mice and human AD samples (binds dimers to mid-sized molecular weight AβOs)
PHARMACOLOGY	• Dose-dependent effects in multiple in vitro neuroprotection assays • Positive memory and behavioral effects in multiple in vivo transgenic mouse models for AD
PK/PD	• Brain penetration and biodistribution demonstrated in multiple species • Performs like other peripherally administered CNS mAbs
SAFETY	• IgG2m4 subclass lacks inflammatory effector function signaling (C1q, FcγR1, FcγRIII) • Microhemorrhage studies show no increased risk of microhemeorrhage • GLP studies demonstrated acceptable safety margin for clinical dosing plans
REGULATORY	• Active IND • Phase 1 started 2Q 2021

ACU193 is a promising immunotherapy for Early AD expected to provide meaningful cognitive and functional benefits, slow disease progression, and offer an attractive safety profile

18 CONFIDENTIAL & PROPRIETARY
ACUMEN

AbOs may consist of 2 to >200 Ab peptides. AbOs composed of 3 (a) and 18 (b) Ab peptides are depicted below. ____________________ Sources: Kelley et al. J Chem Physics 2008. What is an Aβ Oligomer? AbOs are present in brain in a wide range of sizes (a) (b)

Even in the presence of a large excess of Aβ monomer, binding of ACU193 to AβOs is unchanged Highly selective for Aβ oligomers versus Aβ monomers ACU193 is the First mAb Developed to Selectively Target AβOs Binding of ACU193 to AβOs >500x binding to Aβ monomer SELECTIVITY ACU193 selective binding to AbOs is preserved even in the presence of a large excess of Ab monomer which is present in brain – limited target distraction Log [Competing Antigen] μM ACU193 Selectivity ACU193 Selectivity in presence of 5μM monomeric Aβ

ACU193 has a greater preference for AbOs than other mAbs Comparison of Aβ species-mAb complex signals across SEC fractions SELECTIVITY ACU193 binds to a wide range of oligomeric species of Ab that are differentiated from those bound by hu266 (solanezumab) or hu3D6 (bapineuzumab) Synthetic AbOs SEC

AD Hippocampus ThioS/amyloid plaque AD Hippocampus ACU193/AbOs species ____________________ Sources: E. Cline et al. CTAD 2019. ACU193 is highly selective for AβOs versus Aβ plaques ACU193 staining in human AD brain slices ACU193 (red) binds non-Thioflavin S positive Ab (green) SELECTIVITY ACU193 has little or no binding to thioflavin S positive fibrillar Aβ plaque in human AD brain tissue

SELECTIVITY PHARMACOLOGY

AβOs Bind to Neurons and are Toxic; mouse analogue of ACU193 prevents toxicity

After binding to neurons, AβOs disrupt Long Term Potentiation (LTP) and cause pathologic increases in intracellular calcium that is destructive to cells.

ACU3B3 prevents AβO inhibition of hippocampal LTP *ex vivo*


Control
Aβ42 (50 nM)
Aβ42 (50 nM) +
ACU3B3 (100 pM)
normalized fEPSP slope
2.5
2.0
1.5
1.0
0
20
40
60
time [min]

ACU3B3 prevents AβO mediated Ca2+ elevation in cell cultures


Primary Neuronal Cultures
resting
treated
Ca2+ Overload (%)
20
15
10
5
0
ACU3B3
Boiled
ACU3B3
Veh.
Control

Note: (1) ACU3B3 is the mouse monoclonal antibody precursor to and equivalent of humanized ACU193

ACU3B3 prevents changes in aberrant neuronal activity underlying memory loss in AD and prevents AβO mediated disruption of calcium homeostasis in neuronal cultures

23 CONFIDENTIAL & PROPRIETARY

ACUMEN

Murine version of ACU193 (3B3) was used to treat younger mice with depositing plaque or older mice with abundant plaque Treatment of a Transgenic Mouse Model of AD results in Behavioral Improvements Deficits in younger (5-7 months) transgenic mice are markedly reduced with treatment PHARMACOLOGY SELECTIVITY Morris Water Maze Deficits in older (9-10 months) transgenic mice are markedly reduced with treatment MWM swim speed abnormality (**p<0.02). Open field total distance measurement, APP-Veh vs. APP-3B3, *p=0.029. Open Field

ACU193 engages target AβOs in transgenic mouse brain (tg2576) in dose dependent manner. Ability to push doses higher in patient clinical trials may provide increased target coverage. PK/PD ACU193 Enters the CNS and Binds to AbOs in Transgenic Mice in Dose Dependent Manner PHARMACOLOGY SELECTIVITY

Clinical Development Plans CONFIDENTIAL & PROPRIETARY

Phase 1 Overview TRIAL DESIGN: Randomized Placebo Controlled Phase 1a/b Part A : Single-Ascending Doses Part B : Multiple-Ascending Doses ENROLLMENT CRITERIA: Early AD Mild Cognitive Impairment and Mild Dementia due to AD (amyloid positive by PET) TRIAL OBJECTIVES: Proof of Mechanism (PoM) Safety and tolerability Pharmacokinetics Target Engagement Biomarkers; cognition

Randomized Placebo Controlled Phase 1a/b in Early AD patients - Started 2Q 2021 PART A: SINGLE- ASCENDING DOSE n = 8 per cohort (32 total) PART B: MULTIPLE- ASCENDING DOSE n = 10 per cohort (30 total) COHORT 1: 2 mg/kg ACU193 or Placebo 2mg COHORT 2: 10 mg/kg ACU193 or Placebo 10mg COHORT 3: 25 mg/kg ACU193 or Placebo 25mg COHORT 4: 60 mg/kg ACU193 or Placebo 60mg COHORT 5: 10 mg/kg ACU193 or Placebo (Q4W) 10mg COHORT 6: 60 mg/kg ACU193 or Placebo (Q4W) 60mg COHORT 7: 60 mg/kg ACU193 or Placebo (Q2W) 60mg ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 4wk

Phase 1 Objectives: Proof of Mechanism

1. **SAFETY AND TOLERABILITY**
   - Assessment of ARIA-E
   - Absence of problematic immunogenicity
2. **PHARMACOKINETICS**
   - Peripheral and Central
3. **EVIDENCE OF TARGET ENGAGEMENT**
   - CSF level of ACU193:AβO complexes (bound)
4. **FLUID BIOMARKER EFFECTS**
   - Phospho-tau, Neurofilament light, et. al.
5. **CLINICAL MEASURES**
   - Assessment of clinical cognitive measures, computerized tests (Cogstate Ltd.)
6. **MRI EFFECTS**
   - Potential improvements in cerebral blood flow shown with MRI ASL pulse sequence

PROOF OF MECHANISM

Requirements for Phase 2/3

- ✓ Acceptable safety and tolerability
- ✓ Show ACU193 gets into central compartment
- ✓ Target engagement
- ✓ Other indicators of target mechanism of action

29 CONFIDENTIAL & PROPRIETARY

ACUMEN

ACU193 IP & Market Exclusivity; Commercial Considerations Exclusive, perpetual, worldwide, royalty-free license from Merck to all Merck Amyloid Derived Diffusible Ligand (ADDL) IP including, issued ACU193 patents ACU193 Global IP estate: Issued patents in 17 countries, pending in 2 countries Composition of matter patents and methods of use run into July 2031 Patent term extensions available, 3-5 years depending on jurisdiction Biologics market exclusivity is expected for ACU193 as a novel biologic drug FDA currently provides 12 years market exclusivity for novel biologics EMEA provides 10 years of market exclusivity for novel biologics Aduhelm list price of $56,000 sets framework for first approved disease-modifying drug

Acumen is Well Capitalized to Achieve Important Clinical Development Milestones

MILESTONES	STATUS/EXPECTED TIMING
IND submission	✓
Initiated Ph1a/b clinical trial	✓
Ph1a/b trial updates	Periodic 2021-2022
Ph1a/b Proof of Mechanism Top-Line results	YE 2022
Initiate Ph2/3 Clinical trial	2023

$235m

Pro forma cash balance as of July 8, 2021(1)

Note: Expected timelines subject to change.

(1) Cash, cash equivalents and marketable securities were $68.8 million as of June 30, 2021. The net proceeds of $169 million from the IPO resulted in total cash, cash equivalents and marketable securities increasing to more than $235 million as of July 8, 2021.

31 CONFIDENTIAL & PROPRIETARY

ACUMEN

Experienced in AD drug development BOARD OF DIRECTORS JEFF IVES, PHD Director, Strategic Advisor SEAN STALFORT Chairman President, PBM Capital NATHAN FOUNTAIN, MD Professor, Department of Neurology, University of Virginia JEFFREY SEVIGNY, MD Chief Medical Officer, Prevail Therapeutics DANIEL O'CONNELL President & CEO LAURA STOPPEL, PHD Principal, RA Capital STEVEN DEKOSKY, MD Univ. of Florida, McKnight Brain Inst. COLIN MASTERS, MD Univ. of Melbourne JEFFREY CUMMINGS, MD Cleveland Clinic Lou Ruvo Center STEPHEN SALLOWAY, MD, MS Brown Univ. Butler Hospital MICHAEL WEINER, MD Univ. of California SF CYNTHIA LEMERE, PHD Brigham and Women’s Hospital REISA SPERLING, MD, MMSC Brigham and Women’s Hospital ADVISORY BOARD SCIENTIFIC CO-FOUNDERS, SCIENCE ADVISORS WILLIAM L. KLEIN, PHD Acumen Co-Founder, Northwestern Univ. GRANT KRAFFT, PHD Co-Founder, Scientific Advisor CALEB FINCH, PHD Co-Founder USC

Acumen: Advancing a Potential Best-In-Class Antibody for Early Alzheimer’s disease (Early AD) AD Represents an Enormous Market Driven by High Unmet Need and Recent Scientific and Regulatory Momentum Growing Scientific Consensus Supports Amyloid-Beta Oligomers (AβOs) as the Most Neurotoxic Form of Aβ and a Novel Target for Effective AD Treatment ACU193: First, Clinical-Stage monoclonal antibody (mAb) to Selectively Target AβOs and has Promising Pre-Clinical Evidence supporting its Differentiation Experienced Team of Industry Leaders with AD Drug Discovery, Development, and Regulatory Expertise from Eli Lilly & Co. Phase 1 Clinical Trial Initiated in 2Q 2021 with Proof of Mechanism / Biomarker Data by YE 2022 Series B Crossover Round with High Quality Investor Syndicate July 2021 $184M IPO WITH HIGH QUALITY INVESTOR SYNDICATE